EXHIBIT 3.21

ARTICLES OF INCORPORATION

THE GREATER CONSTRUCTION CORP.

The undersigned Subscribers to these Articles of Incorporation, each a natural person, competent to contract, hereby associate themselves together to form a corporation under the laws of the State of Florida.

I. NAME

The name of the proposed corporation shall be:

THE GREATER CONSTRUCTION CORP.

II. PURPOSE

The purpose of the business to be transacted by this corporation is:

To invest in real estate and to manufacture, purchase, or otherwise acquire, and to own, mortgage, pledge, sell, assign, transfer or otherwise dispose of, and to invest in, trade in, deal in, and with, goods, wares, merchandise, real and personal property, and services of every class, kind and description, except that it is not to conduct a banking, safe deposit, trust, insurance, surety, express, railroad, canal, telegraph, telephone or cemetery company, a building and loan association, mutual fire insurance association, exposition, state fair, cooperative association, or fraternal benefit society.

III. CAPITAL STOCK

The maximum number of shares of capital stock that this corporation is authorized to have outstanding at any one time is: Five Hundred (500) shares of common stock having a par value of Ten Dollars ($10) per share.

IV. INITIAL CAPITAL

The amount of capital with which this corporation will begin business is Five Hundred Dollars ($500).

V. TERM OF EXISTENCE

The corporation shall have perpetual existence.

VI. ADDRESS

The initial address of the principal office of this corporation in the State of Florida, is 1518 Lake Daniel Drive, Orlando, Florida. The Board of Directors may from time to time move the principal office to any other address in Florida.

VII. DIRECTORS

The number of directors by which the business shall be conducted shall at no time be less than three nor more than five. The number of directors may be increased or diminished from time to time, by By-Laws adopted by the stockholders, but shall never be less than three.

VIII. INITIAL DIRECTORS

The names and addresses of the members of the first Board of Directors who shall hold office until their successors are elected and have qualified are:

Lester Zimmerman	1518 Lake Daniel Drive, Orlando, Florida
Pearl R. Lazar	3924 Lake Sarah Drive, Orlando, Florida
Jack Lazar	3924 Lake Sarah Drive, Orlando, Florida

IX. SUBSCRIBERS

The names and addresses of the subscribers to these Articles of Incorporation are:

James F. Hadley	322 East Central Blvd., Orlando, Florida
Mercena Edwards	322 East Central Blvd., Orlando, Florida
Patricia McCann	322 East Central Blvd., Orlando, Florida

X. AMENDMENT

These Articles of Incorporation may be amended in the manner provided by law.

IN WITNESS WHEREOF, we have hereunto set our hands and seals this 18th day of June, 1965.

/s/ James F. Hadley
James F. Hadley

/s/ Mercena Edwards
Mercena Edwards

/s/ Patricia McCann
Patricia McCann

STATE OF FLORIDA

COUNTY OF ORANGE

On this day James F. Hadley, Mercena Edwards, and Patricia McCann, known to me as the individuals described in and who executed the foregoing Articles of Incorporation, personally appeared before me and they acknowledged that they subscribed the said instrument for the uses and purposes set forth herein.

WITNESS my hand and official seal in the County and State named above this 18th day of June, 1965.

/s/ Notary Public
Notary Public

PLAN AND AGREEMENT OF MERGER

THIS AGREEMENT, Made this 30th day of July, 1969, between THE GREATER CONSTRUCTION CORP., MEADOWS DEVELOPMENT CORP., SUMMERSET NORTH, INC. and LISA LAND COMPANY (all incorporated under the laws of the State of Florida) and the Directors of said corporations, in accordance with Sections 608.20 and 608.21, et seq., Title XXXIV, Florida Statutes;

WHEREAS, all of said corporations are organized and duly existing under the laws of the State of Florida and are duly authorized and empowered to enter into a merger subject to approval by shareholders of the corporate parties to this agreement of merger;

WHEREAS, the parties hereto intend that this merger shall result in THE GREATER CONSTRUCTION CORP., a corporation of the State of Florida, being the only one surviving corporation;

NOW THEREFORE, in consideration of the mutual promises herein contained, it is hereby agreed:

1. MEADOWS DEVELOPMENT CORP., SUMMERSET NORTH, INC. and LISA LAND COMPANY (herein termed “Constituent Corporations”) shall be merged into THE GREATER CONSTRUCTION CORP. (hereinafter termed “Surviving Corporation”), which shall continue unaffected and unimpaired by the merger.

2. Upon said merger becoming effective, the shares of stock of MEADOWS DEVELOPMENT CORP., SUMMERSET NORTH, INC. and LISA LAND COMPANY, all of which are owned by the stockholders of THE GREATER CONSTRUCTION CORP. in the same percentage as said stockholders own and hold the stock of THE GREATER CONSTRUCTION CORP., and the certificates representing same, shall be deemed to be canceled and thereafter shall be of no force and effect.

3. The effective date of said merger shall be August 1, 1969.

4. The existing Articles of Incorporation of the Surviving Corporation shall continue in full force and effect.

5. The minimum capital with which this Corporation will begin business is Five Hundred Dollars ($500.00).

6. The existing By-Laws of the Surviving Corporation shall continue in full force and effect until altered, amended or repealed as therein provided.

7. The names and addresses of the first Board of Directors of the Surviving Corporation, who shall hold office until the election and qualification of their successors, are as follows:

Lester N. Mandell	3812 Lake Sarah Drive, Orlando, Florida
Lester Zimmerman	1418 Lake Daniel Drive, Orlando, Florida
Jack Lazar	3924 Lake Sarah Drive, Orlando, Florida

8. The names and addresses of the first officers of the Surviving Corporation, who shall hold office until the election and qualification of their successors, are as follows:

President	Lester N. Mandell	3812 Lake Sarah Drive, Orlando, Florida
Vice-President	Jack Lazar	3924 Lake Sarah Drive, Orlando, Florida
Secretary-Treasurer	Lester Zimmerman	1418 Lake Daniel Drive, Orlando, Florida

9. This Agreement shall be submitted to the respective stockholders of the several corporate parties to this Agreement as provided by law, and upon the adoption thereof by the votes of the stockholders of each such corporation representing at least a majority of the total number of shares of capital stock of each of such corporations, such facts shall be duly certified by the respective secretaries or assistant secretaries of the several corporations, and this Agreement shall be signed, acknowledged, filed and recorded, all in accordance with Section 608.20 and 608.21 et seq., XXXIV Florida statutes, and this Agreement shall take effect and be deemed and taken to be the Agreement and act of merger of the several corporations.

10. Upon the consummation of the merger herein provided for, all the rights, privileges, powers and franchises of the Constituent Corporations, both of a public and private nature, and all other property and assets, real, personal and mixed, of the Constituent Corporation, and all debts on whatever account and each and every other interest and all manner of things in action of or belonging to the Constituent Corporations shall be vested in the Surviving Corporation as effectually as they were vested in the Constituent Corporations without further act or deed, and the title to any and all real estate vested in the Constituent Corporations, whether by deed or otherwise, shall not revert or be in any way impaired by reason of the merger herein provided for, but shall be vested in the Surviving Corporation, provided that all rights of creditors and all liens upon the property of said merging Constituent Corporations shall be preserved unimpaired, and said merging Constituent Corporations may be deemed to continue in existence in order to preserve the same and all debts, liabilities, restrictions and duties of said merging Constituent Corporations shall forthwith attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities, restrictions and duties had been incurred or contracted by the Surviving Corporation.

11. If at any time the Surviving Corporation shall deem or be advised that any further assignment or assurances in law or things are necessary or desirable to vest or to perfect or confirm, of record or otherwise, in the Surviving Corporation the title to any property of Constituent Corporations acquired or to be acquired by reason of or as a result of the merger provided for by this Agreement, Constituent Corporations and its proper officers and directors shall and will execute and deliver any and all such proper deeds, assignments and assurances in law and do all things necessary or proper so to vest, perfect or confirm title to such property in the Surviving Corporation and otherwise to carry out the purposes of this Agreement.

12. Upon approval and adoption of this Plan and Agreement of Merger by the stockholders of the several corporate parties hereto, it shall be considered as a Plan of Reorganization within the meaning of Section 368 and related provisions of the United States Internal Revenue Code.

IN WITNESS WHEREOF, the Corporations above named have caused this Agreement to be signed in their respective corporate names by their authorized officers and their corporate seals to be hereunto affixed and attested by their respective secretaries, and the undersigned Directors of said corporations, having been directed so to do by the stockholders of said corporations, have hereunto set their hands and seals as of the day and year first above written.

THE GREATER CONSTRUCTION CORP.

/s/ Lester Mandell
Director

/s/ Jack Lazar
Director

/s/ Lester Zimmerman
Director

SUMMERSET NORTH, INC.

/s/ Lester Mandell
Director

/s/ Jack Lazar
Director

/s/ Lester Zimmerman
Director

MEADOWS DEVELOPMENT CORP.

/s/ Lester Mandell
Director

/s/ Jack Lazar
Director

/s/ Lester Zimmerman
Director

LISA LAND COMPANY

/s/ Lester Mandell
Director

/s/ Jack Lazar
Director

/s/ Lester Zimmerman
Director

STATE OF FLORIDA

COUNTY OF ORANGE

BEFORE ME, a notary public in and for said County and State, on this 30th day of July, 1969, personally appeared LESTER N. MANDELL, LESTER ZIMMERMAN and JACK LAZAR, well known by me to be the persons who subscribed their names as Directors of the following corporations: THE GREATER CONSTRUCTION CORP., SUMMERSET NORTH, INC., MEADOWS DEVELOPMENT CORP. and LISA LAND COMPANY; and acknowledged to me that they executed the same as their free and voluntary acts and deeds as Directors of those corporations for the uses and purposes set forth in said Agreement.

/s/ Notary Public
Notary Public

My Commission Expires:

STATE OF FLORIDA COUNTY OF ORANGE	July 30, 1969

I, LESTER N. MANDELL, Secretary of THE GREATER CONSTRUCTION CORP., a Florida corporation, hereby certify that the foregoing Agreement of Merger was on the 30th day of July, 1969, submitted to the Stockholders of said corporation at a meeting called for the purpose of considering the same, waivers of notice of hearing having been given as required by law, and that all of the shares of outstanding stock of said corporation voted to approve such merger.

/s/ Lester N. Mandell
Secretary of THE GREATER CONSTRUCTION CORP.

STATE OF FLORIDA COUNTY OF ORANGE	July 30, 1969

I, LESTER ZIMMERMAN, Secretary of SUMMERSET NORTH, INC., a Florida corporation, hereby certify that the foregoing Agreement of Merger was on the 30th day of July, 1969, submitted to the Stockholders of said corporation at a meeting called for the purpose of considering the same, waivers of notice of hearing having been given as required by law, and that all of the shares of outstanding stock of said corporation voted to approve such merger.

/s/ Lester Zimmerman
Secretary of SUMMERSET NORTH, INC.

STATE OF FLORIDA COUNTY OF ORANGE	July 30, 1969

I, JACK LAZAR, Secretary of MEADOWS DEVELOPMENT CORP., a Florida corporation, hereby certify that the foregoing Agreement of Merger was on the 30th day of July, 1969, submitted to the Stockholders of said corporation at a meeting called for the purpose of considering the same, waivers of notice of hearing having been given as required by law, and that all of the shares of outstanding stock of said corporation voted to approve such merger.

/s/ Jack Lazar
Secretary of MEADOWS DEVELOPMENT CORP.

STATE OF FLORIDA

COUNTY OF ORANGE

I, LESTER ZIMMERMAN, Secretary of LISA LAND COMPANY, a Florida corporation, hereby certify that the foregoing Agreement of Merger was on the 30th day of July, 1969, submitted to the Stockholders of said corporation at a meeting called for the purpose of considering the same, waivers of notice of hearing having been given as required by law, and that all of the shares of outstanding stock of said corporation voted to approve such merger.

/s/ Lester Zimmerman
Secretary of LISA LAND COMPANY

STATE OF FLORIDA

COUNTY OF ORANGE

This Agreement and Plan of Merger having been adopted by the stockholders of the participating corporations and having been so certified by the respective secretaries of the participating corporations, the respective officers of the participating corporations herewith affix their signatures and the seals of their respective corporations to the said Agreement.

THE GREATER CONSTRUCTION CORP.

By:	/s/ Lester Zimmerman
President

Attest:	/s/ Lester N. Mandell
Secretary

SUMMERSET NORTH, INC.

By:	/s/ Lester N. Mandell
President

Attest:	/s/ Lester Zimmerman
Secretary

MEADOWS DEVELOPMENT CORP.

By:	/s/ Lester Zimmerman
President

Attest:	/s/ Jack Lazar
Secretary

LISA LAND COMPANY

By:	/s/ Lester N. Mandell
President

Attest:	/s/ Lester Zimmerman
Secretary

STATE OF FLORIDA

COUNTY OF ORANGE

BEFORE ME, a notary public in and for said County and State, on this 30th day of July, 1969, personally appeared LESTER ZIMMERMAN, to me known to be the identical person who subscribed the name of THE GREATER CONSTRUCTION CORP. to the foregoing Agreement of Merger as its President, and acknowledged to me that he executed the same as his free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

/s/ Notary Public
Notary Public

My Commission Expires:

STATE OF FLORIDA

COUNTY OF ORANGE

BEFORE ME, a notary public in and for said County and State, on this 30th day of July, 1969, personally appeared LESTER N. MANDELL, to me known to be the identical person who subscribed the name of SUMMERSET NORTH, INC. to the foregoing Agreement of Merger as its President, and acknowledged to me that he executed the same as his free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

/s/ Notary Public
Notary Public

My Commission Expires:

STATE OF FLORIDA

COUNTY OF ORANGE

BEFORE ME, a notary public in and for said County and State, on this 30th day of July, 1969, personally appeared LESTER ZIMMERMAN, to me known to be the identical person who subscribed the name of MEADOWS DEVELOPMENT CORP. to the foregoing Agreement of Merger as its President, and acknowledged to me that he executed the same as his free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

/s/ Notary Public
Notary Public

My Commission Expires:

STATE OF FLORIDA

COUNTY OF ORANGE

BEFORE ME, a notary public in and for said County and State, on this 30th day of July, 1969, personally appeared LESTER N. MANDELL, to me known to be the identical person who subscribed the name of LISA LAND COMPANY to the foregoing Agreement of Merger as its President, and acknowledged to me that he executed the same as his free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

/s/ Notary Public
Notary Public

My Commission Expires:

PLAN AND AGREEMENT OF MERGER

THIS AGREEMENT, made this 4th day of October, 1974, between THE GREATER CONSTRUCTION CORP., and SEMINOLE SITES, INC.; both incorporated under the laws of the State of Florida, and the Directors of said corporations, in accordance with Sections 608.20, Title XXXIV, Florida Statutes;

WHEREAS, both of said corporations are organized and duly existing under the laws of the State of Florida and are duly authorized and empowered to enter into a merger subject to approval by shareholders of the corporate parties to this Agreement of Merger; and

WHEREAS, the parties hereto intend that this merger shall result in THE GREATER CONSTRUCTION CORP., a corporation of the State of Florida, being the only one surviving corporation;

NOW THEREFORE, in consideration of the mutual promises herein contained, it is hereby agreed:

1. SEMINOLE SITES, INC. (hereinafter termed “Constituent Corporation”) shall be merged into THE GREATER CONSTRUCTION CORP. (hereinafter termed “Surviving Corporation”), which shall continue unaffected and unimpaired by the merger.

2. Upon said merger becoming effective, the shares of stock of the Constituent Corporation, all of which are owned by the Surviving Corporation, shall be deemed to be cancelled and thereafter shall be of no force and effect.

3. The effective date of said merger shall be November 1, 1974.

4. The existing Articles of Incorporation of the Surviving Corporation shall continue in full force and effect.

5. The minimum capital with which this Corporation will begin business is FIVE HUNDRED AND NO/100 DOLLARS ($500.00).

6. The existing By-Laws of the Surviving Corporation shall continue in full force and effect until altered, amended or repealed as therein provided.

7. The names and addresses of the Board of Directors of the Surviving Corporation, who shall hold office until the election and qualification of their successors, are as follows:

Lester N. Mandell	3812 Lake Sarah Drive, Orlando, Florida
Lester Zimmerman	1418 Lake Daniel Drive, Orlando, Florida
Jack Laser	3924 Lake Sarah Drive, Orlando, Florida

8.

The names and addresses of the officers of the Surviving Corporation, who shall hold office until the election and qualification of their successors, are as follows:

President	Lester N. Mandell	3812 Lake Sarah Drive, Orlando, Florida
Vice-President	Jack Lazar	3924 Lake Sarah Drive, Orlando, Florida
Secretary-Treasurer	Lester Zimmerman	1418 Lake Daniel Drive, Orlando, Florida

9. This Agreement shall be submitted to the respective stockholders of the several corporate parties to this Agreement as provided by law, and upon the adoption thereof by the votes of the stockholders of each such corporation representing at least a majority of the total number of shares of capital stock of each of such corporations, such facts shall be duly certified by the respective secretaries or assistant secretaries of the several corporations and this Agreement shall be signed, acknowledged, filed and recorded, all in accordance with Section 608.20, XXXIV Florida Statutes, and this Agreement shall take effect and be deemed and taken to be the Agreement and act of merger of both corporations.

10. Upon the consummation of the merger herein provided for, all the rights, privileges, powers and franchises of the Constituent Corporations, both of a public and private nature, and all other property and assets, real, personal and mixed, of the Constituent Corporation, and all debts on whatever account and each and every other interest and all manner of things in action of or belonging to the Constituent Corporations shall be vested in the Surviving Corporation as effectually as they were vested in the Constituent Corporations without further act or deed, and the title to any and all real estate vested in the Constituent Corporations, whether by deed or otherwise, shall not revert or be in any way impaired by reason of the merger herein provided for, but shall be vested in the Surviving Corporation, provided that all rights of creditors and all liens upon the property of said merging Constituent Corporations shall be preserved unimpaired, and said merging Constituent Corporations may be deemed to continue in existence in order to preserve the same and all debts, liabilities, restrictions and duties of said merging Constituent Corporations shall forthwith attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities, restrictions and duties had been incurred or contracted by the Surviving Corporation.

11. If at any time the Surviving Corporation shall deem or be advised that any further assignments or assurances in law or things are necessary or desirable to vest or to perfect or confirm, of record or otherwise, in the Surviving Corporation the title to any property of Constituent Corporation acquired or to be acquired by reason of or as a result of the merger provided for by this Agreement, Constituent Corporation and its proper officers and directors shall and will execute and deliver any and all such proper deeds, assignments and assurances in law and do all things necessary or proper so to vest, perfect or confirm title to such property in the Surviving Corporation and otherwise to carry out the purposes of this Agreement.

12. Upon approval and adoption of this Plan and Agreement of Merger by the stockholders of both corporate parties hereto, it shall be considered as a Plan or Reorganization within the meaning of Section 368 and related provisions of the United States Internal Revenue Code.

IN WITNESS WHEREOF, the Corporations above named have caused this Agreement to be signed in their respective corporate names by their authorized officers and their corporate seal to be hereunto affixed and attested by their respective secretaries, and the undersigned Directors of said corporations, having been directed so to do by the stockholders of said corporations, have hereunto set their hands and seals as of the day and year first above written.

THE GREATER CONSTRUCTION CORP.

By:	/s/ Lester N. Mandell
Lester N. Mandell, Director

By:	/s/ Jack Lazar
Jack Lazar, Director

By:	/s/ Lester Zimmerman
Lester Zimmerman, Director

SEMINOLE SITES, INC.

By:	/s/ Lester N. Mandell
Lester N. Mandell, Director

By:	/s/ Jack Lazar
Jack Lazar, Director

By:	/s/ Lester Zimmerman
Lester Zimmerman, Director

[PAGE MISSING IN FLORDIA DEPARTMENT OF STATE’S CERTIFIED RECORDS]

existence of CRANE ROOST shall cease and GREATER shall succeed to all the rights, privileges, immunities, powers, franchises and all the property, real, personal and mixed of CRANE ROOST without the necessity for any separate transfer. GREATER shall thereafter be responsible and liable for all debts, liabilities and obligations of CRANE ROOST and neither the rights of creditors nor any liens on the property of CRANE ROOST shall be impaired by the merger.

7. The ownership of shares of all classes of CRANE ROOST stock is as follows:

Class of Stock	Authorized	Number of Shares Issued	Par Value	Percentage Owned by Greater
Class A	360	360	$1.00	100%
Class B	40	40	$1.00	100%

8. That the Plan and Agreement of Merger between GREATER and CRANE ROOST, a copy of which is attached hereto as Schedule “1”, was approved by the Board of Directors of GREATER and CRANE ROOST at special meetings held on May 12, 1982.

9. There are no minority stockholders of CRANE ROOST and accordingly, no stockholder is entitled to the notice required by Section 607.227(2), Florida Statutes (1981).

10. That in accordance with Florida Statutes Section 607.227(4) GREATER, as the holder of all of CRANE ROOST’s stock, by its directors and shareholders, has consented to the delivery of these Articles to the Secretary of State and waived the thirty (30) day time period referenced in such Statute.

IN WITNESS WHEREOF, the President and Secretary of GREATER, in compliance with Section 607.227(3) Florida Statutes (1981), have hereunto set their ands and seals this 12th day of May, 1982.

THE GREATER CONSTRUCTION CORP.

By:	/s/ Lester N. Mandell
President

/s/ Marian Donovan
Secretary

STATE OF FLORIDA

COUNTY OF ORANGE

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County aforesaid to take acknowledgements, personally appeared Lester N. Mandell, well known to me to be the President of The Greater Construction Corp. and that he acknowledges executing these Articles of Merger in the presence of two subscribing witnesses freely and voluntarily under authority duly vested in them by said corporation and that the seal affixed thereto is the true corporate seal of said corporation.

WITNESS my hand and official seal in the County and State named above this 12 day of May, 1982.

/s/ Notary Public
Notary Public

My Commission Expires:

SCHEDULE “1”

THIS AGREEMENT, made this 12th day of May, 1982, between THE GREATER CONSTRUCTION CORP. and CRANE ROOST, INC. (both incorporated under the laws of the State of Florida) and the Directors of said corporations, in accordance with Sections 607.214 and 607.227, set seq., of the Florida Statutes (1981);

WITNESSETH:

WHEREAS, THE GREATER CONSTRUCTION CORP. and CRANE ROOST, INC. are organized and duly existing under the laws of the State of Florida and are duly authorized and empowered to enter into a merger; and

WHEREAS, the parties hereto intend that this merger shall result in THE GREATER CONSTRUCTION CORP., a corporation of the State of Florida, being the Surviving Corporation;

NOW, THEREFORE, in consideration of the mutual promises herein contained, it is hereby agreed:

1. CRANE ROOST, INC. (hereinafter sometimes termed “the Constituent Corporation” shall be merged into THE GREATER CONSTRUCTION CORP. (hereinafter termed “Surviving Corporation”), which shall continue unaffected and unimpaired by the merger.

2. Upon said merger becoming effective, the shares of stock of CRANE ROOST, INC., all of which are owned by the stockholders of THE GREATER CONSTRUCTION CORP., and the certificates representing the same, shall be deemed to be canceled and thereafter shall be of no force and effect.

3. Said merger will be effective upon the filing of the Articles of Merger with the Secretary of State of the State of Florida.

4. The existing Articles of Incorporation of the Surviving Corporation shall continue in full force and effect.

5. The existing By-Laws of the Surviving Corporation shall continue in full force and effect until altered, amended or repealed as therein provided.

6. The names and addresses of the Board of Directors of the Surviving Corporation shall remain unchanged by this merger.

7. The names and addresses of the Officers of the Surviving Corporation shall remain unchanged by this merger.

8. This Agreement shall be submitted to the respective stockholders of the Merged Corporation and the Surviving Corporation. Upon the adoption thereof by such stockholders, such facts shall be duly certified by the Secretary of such corporations, and this Agreement shall take effect and be deemed and taken to be the Agreement and act of the Merged Corporation and the Surviving Corporation.

9. Upon the consummation of the merger herein provided for, all the rights, privileges, powers and franchises of the Merged Corporation, both of a public and private nature, and all other property and assets, real, personal and mixed, of the Merged Corporation, and all debts on whatever account and each and every other interest and all manner of things in action of or belonging to the Merged Corporation shall be vested in the Surviving Corporation as effectually as they were vested in the Merged Corporation without further act or deed, and the title to any and all real estate vested in the Merged Corporation, whether by deed or otherwise, shall not revert or be in any way impaired by reason of the merger herein provided for, but shall be vested in the Surviving Corporation; provided that all rights of creditors and all liens upon the property of the Merged Corporation shall be preserved unimpaired, and the Merged Corporation may be deemed to continue in existence in order to preserve the seine and all debts, liabilities, restrictions and duties of said Merged Corporation shall forthwith attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities, restrictions and duties had been incurred or contracted by the Surviving Corporation.

10. If at any time the Surviving Corporation shall deem or be advised that any further assignments or assurances in law or things are necessary or desirable to vest or to perfect or confirm, of record or otherwise, in the Surviving Corporation the title to any property of the Merged Corporation acquired or to be acquired by reason of or as a result of the merger provided for by this Agreement, the Merged Corporation and its proper officers and directors shall and will execute and deliver any and all such proper deeds, assignments and assurances in law and do all things necessary or proper so to vest, perfect or confirm title to such property in the Surviving Corporation and otherwise to carry out the purposes of this Agreement.

IN WITNESS WHEREOF, the Corporations above named have caused this Agreement to be signed in their respective corporate names by their authorized officers and their corporate seals to be hereunto affixed and attested by their respective secretaries, and the undersigned Directors of said corporations, having been directed so to do by the stockholders of said corporations, have hereunto set their hands and seals as of the day and year first above written.

THE GREATER CONSTRUCTION CORP.

/s/ Lester Mandell
Director

/s/ Lester Zimmerman
Director

/s/ Jack Lazar
Director

CRANE ROOST, INC.

/s/ Lester Mandell
Director

/s/ Lester Zimmerman
Director

/s/ Jack Lazar
Director

CERTIFICATE

I, LESTER ZIMMERMAN, Secretary of THE GREATER CONSTRUCTION CORP., a Florida corporation, and CRANE ROOST, INC., a Florida corporation, do hereby certify:

1. That the foregoing Plan and Agreement of Merger providing for the merger of CRANE ROOST, INC., a Florida corporation, into THE GREATER CONSTRUCTION CORP., a Florida corporation, having been signed by a majority of the members of the Board of Directors of each of said corporations, was submitted to a meeting of the Board of Directors of each of said corporations after notice of the time, place and purpose of the meeting had been given to each of the Directors of said corporation, and that the Board of Directors of each of said corporations unanimously resolved to approve said Plan and Agreement of Merger.

2. That said Plan and Agreement of Merger having been signed by a majority of the members of the Board of Directors of each of said corporations and submitted to and unanimously approved by the Board of Directors of each of said corporations, was submitted to a meeting of the Stockholders of record of each of said corporations after notice of the time, place and purpose of the meeting had been given to every Stockholder of record of each of said corporations; and that at said meetings said Plan and Agreement of Merger was adopted by the holders of all of the outstanding stock of each of said corporations, respectively.

IN WITNESS WHEREOF, I have hereunto signed my name as Secretary of THE GREATER CONSTRUCTION CORP., a Florida corporation, and CRANE ROOST, INC., a Florida corporation, and have affixed the corporate seals of each of said corporations this 12th day of May, 1982.

/s/ Lester Zimmerman
Lester Zimmerman, as Secretary of THE GREATER CONSTRUCTION CORP., a Florida corporation

/s/ Lester Zimmerman
Lester Zimmerman, as Secretary of CRANE ROOST, INC., a Florida corporation

The foregoing Plan and Agreement of Merger having been adopted by the Directors and Stockholders of THE GREATER CONSTRUCTION CORP., a Florida corporation, and CRANE ROOST, INC., a Florida corporation, and the respective Secretaries of each of said corporations having certified the fact of such approval under the respective seals of said corporations, each of said corporations have caused this Agreement to be signed by their respective Presidents and attested by their respective Secretaries and their respective corporate seals to be affixed hereto.

THE GREATER CONSTRUCTION CORP., a Florida Corporation

By:	/s/ Lester N. Mandell
Lester N. Mandell, President

Attest:	/s/ Lester Zimmerman
Lester Zimmerman, Secretary

CRANE ROOST, INC., a Florida corporation

By:	/s/ Lester N. Mandell
Lester N. Mandell, President

Attest:	/s/ Lester Zimmerman
Lester Zimmerman, Secretary

ARTICLES OF MERGER

1. The undersigned corporations, being validly and legally formed under the laws of the State of Florida, have adopted a Plan of Merger, a copy of which is attached hereto and incorporated herein by reference.

2. The names of the corporations which are parties to the merger are S & Z Construction Co. and The Greater Construction Corp. The Greater Construction Corp. is the surviving corporation.

3. The Plan of Merger of the undersigned corporations was adopted by their respective Board of Directors and Shareholders pursuant to Sections 607.214 and 607.221 of the Florida Statutes on August 16, 1985.

4. No changes in the Articles of Incorporation of the surviving corporation have been made.

5. The Plan of Merger will become effective upon the filing of these Articles of Merger with the Florida Secretary of State.

DATED 16th August, 1985.

THE GREATER CONSTRUCTION CORP.

By:	/s/ Lester N. Mandell
Lester N. Mandell, President

Attest:	/s/ Lester Zimmerman
Lester Zimmerman, Secretary

(CORPORATE SEAL)

S & Z CONSTRUCTION CO.

By:	/s/ Simon D. Snyder
Simon D. Snyder, President

Attest:	/s/ Steve Zimmerman
Steve Zimmerman, Secretary

(CORPORATE SEAL)

STATE OF FLORIDA

COUNTY OF SEMINOLE

Subscribed and sworn to before me, the undersigned notary public, by LESTER N. MANDELL, President of The Greater Construction Corp., this 16th day of August, 1985.

/s/ Notary Public
Notary Public

My Commission Expires:

STATE OF FLORIDA

COUNTY OF SEMINOLE

Subscribed and sworn to before me, the undersigned Notary Public, by SIMON A. SNYDER, President of S & Z Construction Co., this 16th day of August, 1985.

/s/ Notary Public
Notary Public

My Commission Expires:

PLAN OF MERGER

This Plan of Merger is adopted this 16th day or August, 1985 by The Greater Construction Corp. (hereinafter referred to as “Greater”), and S & Z Construction Co. (hereinafter referred to as “S & Z”).

WITNESSETH:

1. Greater is a corporation organized and existing under laws of the State of Florida, with its principal office at 1105 Kensington Park Drive, Altamonte Springs, Florida 32714.

2. S & Z is a corporation organized and existing under the laws of the State of Florida with its principal office at 1105 Kensington Park Drive, Altamonte Springs, Florida 32714.

3. The boards of directors of Greater and S & Z deem it desirable and in the best interest of the corporations and their stockholders that S & Z be merged with and into Greater pursuant to the provisions of Sections 607.124 through 607.234 of the Florida General Corporation Act, a transaction qualifying as a “reorganization” within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1954, as amended.

NOW, THEREFORE, in consideration of the mutual covenants, and subject to the terms and conditions hereinafter set forth, Greater and S & Z agree as follows:

1. Merger. S & Z shall be merged with and into Greater, which shall be the surviving corporation.

2. Terms and Conditions. On the effective date of the merger, the separate existence of S & Z shall cease, and Greater shall succeed to all rights, privileges, immunities, and franchises, and all property, real, personal and mixed, of S & Z, without the necessity for any separate transfer. Greater shall thereafter be responsible and liable for all liabilities and obligations of S & Z, and neither the rights of creditors nor any liens on the property of S & Z shall be impaired by the merger.

3. Cancellation of Shares. All of the authorized stock of S & Z shall be cancelled.

4. Changes in Articles of Incorporation. The Articles of Incorporation of Greater shall not be amended and shall continue to be the Articles of Incorporation of Greater after the effective date of the merger.

5. Changes in By-Laws. The By-Laws of Greater shall not be amended and shall continue to be the By-Laws of Greater after the effective date of the merger.

6. Directors and Officers. The directors and officers of Greater shall continue as the directors and officers of Greater for the full unexpired terms of their offices and until their successors have been elected or appointed and qualified pursuant to the By-laws of Greater.

7. Prohibited Transactions. Neither Greater nor S & Z shall, prior to the effective date of the merger, engage in any activity or transaction other than in the ordinary course of business.

8. Approval by Directors and Stockholders. This plan of merger shall be submitted for the approval of the directors and stockholders of Greater and S & Z in the manner provided by the laws of the State of Florida at meetings to be held on or before August 16, 1985, or at such other time as to which the boards of directors of Greater and S & Z may agree.

9. Effective Date of Merger. The effective date of this merger shall be the date the Articles of Merger are filed with the Secretary of State of the State of Florida.

THE GREATER CONSTRUCTION CORP

By:	/s/ Lester N. Mandell
Lester N. Mandell, President

Attest:	/s/ Lester Zimmerman
Lester Zimmerman, Secretary

(CORPORATE SEAL)

S & Z CONSTRUCTION CO.

By:	/s/ Simon D. Snyder
Simon D. Snyder, President

Attest:	/s/ Steve Zimmerman
Steve Zimmerman, Secretary

(CORPORATE SEAL)

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION

OF THE GREATER CONSTRUCTION CORP.

Pursuant to the provisions of Section 607.1006 of the Florida Statutes, THE GREATER CONSTRUCTION CORP. adopts the following Articles of Amendment to its Articles of Incorporation:

1. The name of the corporation is THE GREATER CONSTRUCTION CORP.

2. The original Articles of incorporation for the corporation were filed on June 21, 1965 and assigned Charter No. 294159.

3. By written consent executed on December 20, 1990 by all of the Directors and Shareholders of the corporation, said Directors and Shareholders have agreed that Article III of the Articles of Incorporation of the corporation be amended as follows:

ARTICLE III - CAPITAL STOCK

Pursuant to a Plan of Reorganization and to facilitate an Incentive Share Plan adopted by all of the Shareholders and Directors of the corporation by written consent dated December 20, 1990, the presently authorized five hundred (500) shares of TEN AND NO/100 DOLLAR ($10.00) per share par value voting common stock (the “Old Common Stock”) shall be replaced with five hundred (500) shares of TEN AND NO/100 DOLLAR ($10.00) per share par value new Class A voting common stock (the “New Class A Voting Common Stock”) and five hundred thousand (500,000) shares of ONE CENT ($.01) per share par value new Class B nonvoting common stock (the “New Class B Nonvoting Common Stock”). Each of the one hundred sixty (160) shares of Old Common Stock presently issued and outstanding shall, pursuant to the Plan of Reorganization, be converted into one (1) share of New Class A Voting Common Stock and two thousand (2,000) shares of New Class B Nonvoting Common Stock, whereupon all of the Old Common Stock, including authorized but unissued shares and all treasury shares, shall be cancelled.

IN WITNESS WHEREOF, the President and Secretary of the corporation have executed these Articles of Amendment this 20th day of December, 1990 on behalf of the corporation.

THE GREATER CONSTRUCTION CORP

By:	/s/ Robert A. Mandell
Robert A. Mandell, President

Attest:	/s/ Lester Zimmerman
Lester Zimmerman, Secretary

STATE OF FLORIDA

COUNTY OF ORANGE

The foregoing instrument was acknowledged before me this 20th day of December, 1990 by Robert A. Mandell, President of The Greater Construction Corp., a Florida corporation, on behalf of the corporation.

/s/ Notary Public
Notary Public

My Commission Expires:

STATE OF FLORIDA

COUNTY OF ORANGE

The foregoing instrument was acknowledged before me this 20th day of December, 1990 by Lester Zimmerman, Secretary of The Greater Construction Corp., a Florida corporation, on behalf of the corporation.

/s/ Notary Public
Notary Public

My Commission Expires:

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION

OF THE GREATER CONSTRUCTION CORP.

Pursuant to the provisions of Sections 607.1006 of the Florida Statutes, THE GREATER CONSTRUCTION CORP. adopts the following Articles of Amendment to its Articles of Incorporation:

1. The name of the corporation is THE GREATER CONSTRUCTION CORP.

2. The original Articles of Incorporation for the Corporation were filed on June 21, 1965, and assigned Charter No. 294159 and was amended by an amendment filed on January 3, 1991.

3. By written consent executed on December 16, 1992 by all of the Directors and Shareholders of the corporation, said Directors and Shareholders have agreed that Article III of the Articles of Incorporation of the corporation be amended to reduce the par value of the five hundred (500) shares of TEN DOLLAR ($10.00) per share per value Class A voting common stock from TEN DOLLARS ($10.00) per share to TEN CENTS ($.10) per share. The number of votes cast for the amendment was sufficient for approval.

IN WITNESS WHEREOF, the President and Secretary of the corporation have executed these Articles of Amendment this 16 th day of December, 1992 on behalf of the corporation.

THE GREATER CONSTRUCTION CORP

By:	/s/ Robert A. Mandell
Robert A. Mandell, President

Attest:	/s/ Lester Zimmerman
Lester Zimmerman, Secretary

STATE OF FLORIDA

COUNTY OF ORANGE

The foregoing instrument was acknowledged before me this 16th day of December, 1992 by Robert A. Mandell, President of The Greater Construction Corp., a Florida corporation, on behalf of the corporation. He is personally known to me, or has produced identification and did not take an oath.

/s/ Notary Public
Notary Public

My Commission Expires:

STATE OF FLORIDA

COUNTY OF ORANGE

The foregoing instrument was acknowledged before me this 16th day of December, 1992 by Lester Zimmerman, Secretary of The Greater Construction Corp., a Florida corporation, on behalf of the corporation. He is personally known to me, or has produced identification and did not take an oath.

/s/ Notary Public
Notary Public

My Commission Expires:
__________________

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

THE GREATER CONSTRUCTION CORP.

Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act, The Greater Construction Corp., a corporation organized and existing under and by virtue of the Florida Corporation Act (the “Corporation”), does hereby certify:

FIRST: The name of the Corporation is The Greater Construction Corp.

SECOND: The Original Articles of Incorporation of the Corporation were filed in the Office of the Florida Secretary of State on June 21, 1965 and assigned Charter No. 294159 and have been amended by Articles of Amendment filed on January 3, 1991 and December 31, 1992.

THIRD: Pursuant to a Plan of Recapitalization and Reorganization duly adopted by the directors and shareholders of the Corporation, the amendment set forth below to the Corporation’s Articles of Incorporation was duly adopted in accordance with the provisions of Section 607.1006 of the Florida Business Corporation Act. Article III of the Articles of Incorporation of the Corporation, as heretofore amended, is hereby deleted in its entirety and the new Article III inserted in lieu thereof:

III. CAPITAL STOCK

1. Number and Classes of Shares Authorized. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is five million one thousand (5,001,000) shares, of which one thousand (1,000) shall be shares of Common Stock, the par value of which is One and No/100 Dollar ($1.00) per share (the “Common Stock”), and five million (5,000,000) shall be shares of Preferred Stock, the face and par value of which is One and No/100 Dollar ($1.00) per share (the “Preferred Stock”). The consideration for all of the above stock shall be payable in cash or property (tangible and intangible), at a just valuation to be fixed by the Board of Directors of the Corporation.

2. Voting Rights of Common Stock. The Common Stock shall possess and exercise voting rights with regard to actions to be taken by shareholders of the Corporation generally, including the election of directors, and each record holder of such stock shall be entitled to one vote for each share held. Shareholders holding Common Stock shall have no cumulative voting rights in any election of directors of the Corporation.

3. Terms of Preferred Stock. The terms of the Preferred Stock (including dividends, preferences, voting powers and terms of redemption) are as follows:

a. Dividends. The holders of the Preferred Stock will be entitled to receive, on a cumulative basis, dividends of six per cent (6%) per annum, payable out of any legally available funds. Such dividends will be accrued and become payable annually, on December 31 of each year, in preference and priority to any payment of any dividend on the Common Stock. In the event that the Corporation does not have legally available funds to pay such dividends in their entirety accrued and payable, it shall pay that portion of such dividends for which it possesses legally available funds on the applicable payment date and the remaining unpaid portion as soon as adequate funds become available. Any accrued dividends that remain unpaid due to the lack of legally available funds shall bear interest at rate of six per cent (6%) per annum until paid. No dividends shall be declared or paid on any share of Common Stock until all accrued and unpaid dividends on the Preferred Stock shall have been paid in full. If the Corporation fails in any year to pay in full the dividends on the Preferred Stock, the holders of a majority thereof shall be entitled to elect a majority of the Board of Directors of the Corporation. Such right to elect a majority of the Directors will continue until such time as all dividends in default have been paid in full or the issued and outstanding Preferred Stock is redeemed. Whenever the holders of the Preferred Stock have voting rights, as provided above, the President of the Corporation shall, within ten (10) days after delivery to the Corporation at its principal office of a request for a special joint meeting of the holders of the Common Stock and the Preferred Stock signed by any holder of Preferred Stock, call a special joint meeting of the holders of the Common Stock and the Preferred Stock to he held within thirty (30) days after the delivery of such request for the purpose of electing such number of directors as the holders of the Preferred Stock are then entitled to elect, such directors to serve until the next annual meeting, or until their respective successors shall be elected and shall qualify. If at any such special meeting any director shall not be reelected, his term of office shall terminate on the election and qualification of his successor, notwithstanding that the term for which such director was originally elected shall not then have expired.

b. Liquidation Preference. Upon (i) any liquidation, dissolution or winding up of the Corporation (either voluntary or involuntary), (ii) the merger or consolidation of the Corporation with or into another corporation, (iii) a “change in control,” i.e. the sale or other transfer of all or a substantial part of the assets of the Corporation or the effectuation of any transaction in which more than fifty per cent (50%) of the voting power of the Corporation represented by the Common Stock is disposed of within a twelve (12) month period, the holders of the Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its shareholders an amount equal to $1.00 per share, plus any accrued but unpaid dividends, prior to any distribution to the holders of the Corporation’s Common Stock. To the extent any assets remain in the Corporation after such distributions, such assets shall be distributed solely to the holders of the Common Stock, pro rata, and the holders of the Preferred Stock shall have no interest therein.

c. Voting. Except as provided in subparagraph 1a. above or as may be provided in any written agreement among the Corporation and the holders of the Common Stock and the Preferred Stock or as may be required by law, the holders of the Preferred Stock shall not be entitled to vote.

d. Redemption.

1. At the Option of the Corporation. The Corporation may at any time redeem, in whole or in part, any shares of the Preferred Stock then outstanding by paying in cash therefor the sum of $1.00 per share. In the event of any redemption of only part of the then outstanding shares of Preferred Stock, the Corporation must make such redemption pro rata according to the number of shares of Preferred Stock then held by each holder thereof. The Corporation may not redeem less than all of the Preferred Stock until all accrued and unpaid dividends, if any, have been paid or all outstanding shares of Preferred Stock.

2. Upon the Sale of Certain Real Property. The Corporation owns certain real property in Orange County, Florida consisting of the commercially zoned property containing approximately 13 acres of land legally described on Exhibit A hereto, which is located on John Young Parkway and adjoins Crystal Creek Subdivision, and the five (5) commercial lots legally described on Exhibit B hereto, which are located directly across John Young Parkway from the 13 acre parcel (such real properties, collectively, being referred to herein as the “Property”). At such time as the Corporation has been paid or has received from the sale, exchange or other disposition of all or parts of the Property total gross proceeds (before payment of liabilities) or other consideration of $3,000,000, the Preferred Stock shall be redeemed in full. When the $3,000,000 threshold is met, the Corporation shall promptly give the holders of the Preferred Stock written notice of such fact and advising them to surrender their Preferred Stock for redemption. Upon surrender by any holder of Preferred Stock of his shares, together with one or more stock powers duly executed in blank, the Corporation shall (i) pay to such holder in cash forty cents ($.40) per share, and (ii) execute and deliver to such holder (x) its promissory note in a principal amount equal to sixty cents ($.60) per share (each a “Note”), (y) a stock power duly executed by the Corporation in blank covering the redeemed shares and the certificates, if any, representing the redeemed shares, and (z) a pledge agreement under which the redeemed shares of Preferred Stock are pledged to the former holder thereof until the Note is paid in full. Each Note shall bear interest at the then applicable long term “applicable federal rate” as published by the Internal Revenue Service, with interest payable quarterly on the first day of each calendar quarter. The Notes will be full recourse debt of the Corporation but payment thereof will be subordinate to the Corporation’s bank debt. The principal of each Note shall be due and payable in ten (10) equal annual installments beginning one year after the date of redemption, provided that as to any Note issued to an Original Holder (as defined in subparagraph 3 below), the entire unpaid principal thereof and all unpaid accrued interest shall become due and payable in full sixty (60) days after the death of the Original Holder. The Corporation shall use the life insurance proceeds received by the Corporation on account of the death of such deceased Original Holder to pay the Note. If, however, the life insurance proceeds are not sufficient to pay the Note in full, then at the time the life insurance proceeds are paid the Note will be modified to provide that the remaining principal balance will be paid in five (5) equal annual installments, commencing one year after the date the insurance proceeds are paid to the holder of such Note.

3. Upon Death of an Original Holder. All of the Preferred Stock will be issued initially to two persons whose names shall appear in the stock records of the Corporation (each an “Original Holder” and together the “Original Holders”). If the Preferred Stock of an Original Holder is not redeemed prior to his death pursuant to subparagraph 1 or subparagraph 2 above, the Corporation shall redeem all of the shares of Preferred Stock issued to such Original Holder within sixty (60) days after his death. Upon the surrender to the Corporation of the certificates for the Preferred Stock of the deceased Original Holder and a duly executed stock power(s) for the transfer of such shares, the Corporation shall pay to the personal representative of such deceased Original Holder in redemption of his Preferred Stock the sum of $1.00 per share. The Corporation shall use the life insurance proceeds received by the Corporation on account of the death of a deceased Original Holder to pay the redemption price. If the insurance proceeds have not been received within sixty (60) days after the death of an Original Holder, the closing of the redemption shall be extended to the day following the date on which the Corporation receives such proceeds. If such life insurance proceeds are not sufficient to pay in full the redemption price for such Original Holder’s Preferred Stock, the Corporation shall issue to the personal representative of such deceased holder at the closing of the redemption the Corporation’s promissory note for the unpaid balance of the redemption price, which shall bear interest at the then “applicable federal rate” as published by Internal Revenue Service, payable quarterly on the first day of each calendar quarter. Payment of the Note will be subordinate to the Corporation’s bank debt. The principal of such note shall be payable in five (5) equal annual installments commencing one year after the date of redemption. Such note shall be secured by a pledge of the redeemed Preferred Stock in the same manner as provided in subparagraph 2 above.

4. Upon Merger or Change of Control. Upon the occurrence of a merger or consolidation of the Corporation with any other entity, whether or not the Corporation is the surviving entity, or a “change in control” (as defined in subparagraph b) without the prior written consent of the holders of more than seventy (70%) of the Preferred Stock, the Corporation shall redeem all of the Preferred Stock at a redemption price of $1.00 per share.

5. Accrued Dividends. Upon the redemption of any Preferred Stock pursuant to subparagraphs 1, 2, 3 or 4 above, all accrued but unpaid dividends payable to the holders of such Preferred Stock shall be paid in full.

e. No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 3 and in the taking of all such action as may be necessary or appropriate in order to protect the holders of the Preferred Stock against impairment.

f. Changes. So long as any shares of Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval by affirmative vote or written consent, in the manner provided by law, of the holders of more than seventy percent (70%) of the total number of shares outstanding of the Preferred Stock, voting or acting separately as a class:

(i) alter or change the rights, preferences, or privileges of the Preferred Stock so as to affect adversely such shares;

(ii) increase the authorized number of shares of Preferred Stock;

(iii) issue any shares of stock having priority over the Preferred Stock; or

(iv) modify, amend or terminate the provisions of this Article III.

4. Preemptive Rights. No shareholder of the Corporation shall have the right, except as otherwise expressly provided in this Article III, upon the sale for cash or otherwise, of any new stock of the Corporation held by it in its treasury or otherwise, of the same or any other kind, class or series as that which he already holds, to purchase his pro rata or any other share of such stock at the same price at which it is offered to others or any other price.

FOURTH: The foregoing amendment was adopted in accordance with the applicable provisions of Section 607.0704 of the Florida Business Corporation Act by the written consent of a majority in interest of the shareholders of the Corporation dated as of August 27, 1998; such written consent represents a sufficient number of votes cast for such amendment necessary for the approval thereof.

FIFTH: These Articles of Amendment shall be effective upon filing in the Office of the Florida Department of State.

IN WITNESS WHEREOF, these Articles of Amendment have been executed on behalf the Corporation by its President this 27th day of August, 1998.

THE GREATER CONSTRUCTION CORP

By:	/s/ Robert A. Mandell
Robert A. Mandell
Its:	President/Director

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

THE GREATER CONSTRUCTION CORP.

Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act, the Greater Construction Corp., a corporation organized and existing under and by virtue of the Florida Business Corporation Act (the “Corporation”), does hereby certify:

FIRST: The name of the Corporation is The Greater Construction Corp.

SECOND: The original Articles of Incorporation of the Corporation were filed in the Office of the Florida Secretary of State on June 21, 1965 and assigned Charter No. 294159, and have been amended by Articles of Amendment filed on January 3, 1991, December 31, 1992, and August 27, 1998.

THIRD: The Corporation desires to further amend its Articles of Incorporation to reduce the par value per share of the Corporation’s 5,000,000 shares of Preferred Stock from $1.00 to $.01 and to restate the annual dividend payable with respect to such stock as being six cents ($.06) per share instead of six percent (6%) of the face value. Accordingly, the amendments set forth below to the Corporation’s Articles of Incorporation were duly adopted in accordance with the provisions of Section 607.1006 of the Florida Business Corporation Act. Article III of the Articles of Incorporation of the Corporation, as heretofore amended, is hereby further amended to revise Paragraphs 1 and 3a to read as follows:

1. Number and Classes of Shares Authorized. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is five million one thousand (5,001,000) shares, of which one thousand (1,000) shall be shares of Common Stock, the par value of which is One and No/100 Dollar ($1.00) per share (the “Common Stock”), and five million (5,000,000) shall be shares of Preferred Stock, the par value of which is One Cent ($.01) per share (the “Preferred Stock”). The consideration for all of the above stock shall be payable in cash or property (tangible and intangible), at a just valuation to be fixed by the Board of Directors of the Corporation.

2. Terms of Preferred Stock. The terms of the Preferred Stock (including dividends, preferences, voting powers and terms of redemption) are as follows:

a. Dividends. The holders of the Preferred Stock will be entitled to receive, on a cumulative basis, annual dividends for each calendar year of six cents ($.06) per share, payable out of any legally available funds. Such dividends will be accrued and become payable annually, on December 31 of each year, in preference and priority to any payment of any dividend on the Common Stock. In the event that the Corporation does not have legally available funds to pay such dividends in their entirety when accrued and payable, it shall pay that portion of such dividends for which it possesses legally available funds on the applicable payment date and the remaining unpaid portion as soon as adequate funds become available. Any accrued dividends that remain unpaid due to the lack of legally available funds shall bear interest at a rate of six per cent (6%) per annum until paid. No dividends shall be declared or paid on any share of Common Stock until all accrued and unpaid dividends on the Preferred Stock shall have been paid in full. If the Corporation fails in any year to pay in full the dividends on the Preferred Stock, the holders of a majority thereof shall be entitled to elect a majority of the Board of Directors of the Corporation. Such right to elect a majority of the Directors will continue until such time as all dividends in default have been paid in full or the issued and outstanding Preferred Stock is redeemed. Whenever holders of the Preferred Stock have voting rights, as provided above, the President of the Corporation shall, within ten (10) days after delivery to the Corporation at its principal office of a request for a special joint meeting of the holders of the Common Stock and the Preferred Stock signed by any holder of Preferred Stock, call a special joint meeting of the holders of Common Stock and the Preferred Stock to be held within thirty (30) days after the delivery of such request for the purpose of electing such number of directors as the holders of the Preferred Stock are then entitled to elect, such directors to serve until the next annual meeting, or until their respective successors shall be elected and shall qualify. If at any such special meeting any director shall not be reelected, his term of office shall terminate on the election and qualification of his successor, notwithstanding that the term for which such director was originally elected shall not then have expired.

FOURTH: The foregoing amendments were adopted in accordance with the applicable provisions of Section 607.0704 of the Florida Business Corporation Act by the written consent of a majority in interest of the shareholders of the Corporation dated as of April 8, 1999; such written consent represents a sufficient number of votes cast for such amendment necessary for the approval thereof.

FIFTH: These Articles of Amendment shall be effective upon filing in the Office of the Florida Department of State.

IN WITNESS WHEREOF, these Articles of Amendment have been executed on behalf of the Corporation by its President this 8th day of April, 1999.

THE GREATER CONSTRUCTION CORP., a Florida corporation

By:	/s/ Charles W. Gregg
Charles W. Gregg, President

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

THE GREATER CONSTRUCTION CORP.

Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act, The Greater Construction Corp, a corporation organized and existing under and by virtue of the Florida Business Corporation Act (the “Corporation”), does hereby certify:

FIRST: The name of the Corporation is The Greater Construction Corp.

SECOND: The Original Articles of Incorporation of the Corporation were filed in the Office of the Florida Secretary of State on June 21, 1965 and assigned Charter No. 294159 and amended by Articles of Amendment filed on January 3, 1991, December 31, 1992, and August 27, 1998.

THIRD: Pursuant to a Plan of Capitalization duly adopted by the directors and shareholders of the Corporation, the amendment set forth below to the Corporation’s Articles of Incorporation was duly adopted in accordance with the provisions of Section 607.1006 of the Florida Business Corporation Act. Article III of the Articles of Incorporation of the Corporation, as heretofore amended, is hereby deleted in its entirety and the following new Article III inserted in lieu thereof:

III. CAPITAL STOCK

1. Number and Classes of Shares Authorized. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is twenty thousand (20,000) shares, of which ten thousand (10,000) shall be shares of Class A Common Stock, and ten thousand (10,000) shall be shares of Class B Common Stock. The par value of both classes of Common Stock shall be ten cents ($.10) per share. The consideration for all of the above stock shall be payable in cash or property (tangible and intangible), at a just valuation to be fixed by the Board of Directors of the Corporation.

2. Voting Rights of the Common Stock. The Class A Common Stock shall possess and exercise all voting rights with regard to actions to be taken by shareholders of the Corporation generally, including the election of directors, and each record holder of such stock shall be entitled to one vote for each share held. Shareholders holding Class A Common Stock shall have no cumulative voting rights in any election of directors of the Corporation. The Class B Common Stock shall not have or possess any voting rights for any purpose, except those required by law. Except for the difference in voting rights, the Class A Voting Stock and the Class B Common Stock shall be the same in all other respects and shall have all the same rights and entitlements.

3. Preemptive Rights. No shareholder of the Corporation shall have the right, upon the sale for cash or otherwise, of any new stock of the Corporation held by it in its treasury or otherwise, of the same or any other kind, class or series as that which such shareholder already holds, to purchase a pro rata or any other stare of such stock at the same price at which it is offered to others by the Corporation or for any other price.

FOURTH: The foregoing amendment was adopted in accordance with the applicable provisions of Section 607.0704 of the Florida Business Corporation Act by the written consent of a majority in interest of the shareholders of the Corporation dated as of September 12, 2002; such written consent represents a sufficient number of votes cast for such amendment necessary for the approval thereof.

FIFTH: These Articles of Amendment shall be effective upon filing in the Office of the Florida Department of State.

IN WITNESS WHEREOF, these Articles of Amendment have been executed on behalf of the Corporation by its President this 12th day of September, 2002.

THE GREATER CONSTRUCTION CORP

By:	/s/ Charles W. Gregg
Charles W. Gregg
Its:	President/Director

ARTICLES OF AMENDMENT

TO

THE ARTICLES OF INCORPORATION

OF

THE GREATER CONSTRUCTION CORP.

Pursuant to the provisions of Sections 607.1003 and 607.1006 of the Florida Statutes, THE GREATER CONSTRUCTION CORP., adopts the following Articles of Amendment to its Articles of Incorporation:

1. The name of the corporation is THE GREATER CONSTRUCTION CORP.

2. The original Articles of Incorporation for the corporation were filed on June 21, 1965, and assigned Charter No. 294159, which was further amended on August 28, 1985; on January 3, 1991; December 31, 1992; August 27, 1998; April 12, 1999; and September 13, 2002; respectively.

3. By written consent action executed on May 19, 2005 by the shareholders and directors of the corporation, the shareholders and directors have approved, authorized and directed that the Articles of Incorporation be amended to change name of the corporation to “GREATER HOMES, INC.”. The amendment was approved by the shareholders of the corporation and the number of votes cast for approval was sufficient.

4. Article I of the Articles of Incorporation is hereby amended to read as follows:

ARTICLE I - NAME

The name of this corporation shall be GREATER HOMES, INC.

IN WITNESS WHEREOF, the President of the corporation has executed these Articles of Amendment this 19th day of May, 2005, on behalf of the corporation.

THE GREATER CONSTRUCTION CORP., a Florida corporation

By:	/s/ Charles W. Gregg
Charles W. Gregg, President

ARTICLES OF MERGER

MERGING MERITAGE HOMES OF FLORIDA, INC.

WITH AND INTO GREATER HOMES, INC.

The undersigned corporations adopt the following Articles of Merger for the purpose of merging Meritage Homes, Inc., an Arizona corporation, with and into Greater Homes, Inc., a Florida corporation (the “Surviving Corporation”) (the “Merger”):

FIRST: The Merger shall be effected pursuant to the terms of the Plan of Merger (the “Plan of Merger”) which is being filed with these Articles of Merger and is attached hereto as Exhibit A.

SECOND: The names of the corporations that are the parties to the Merger and their respective jurisdictions of incorporation are as follows:

Name of Corporation	Jurisdiction of Incorporation
Meritage Homes of Florida, Inc.	Arizona
Greater Homes, Inc.	Florida

THIRD: The Merger shell be effective on September 30, 2008 at 11:59 p.m. Eastern standard time.

FOURTH: The name and address of the known place of business of the surviving corporation is Greater Homes, Inc., 17851 North 85th Street, Suite 300, Scottsdale, Arizona 85255.

FIFTH: The name and address of the statutory agent of the Surviving Corporation is CT Corporation System, 1200 South Pine Island Road, Plantation, Florida 33324.

SIXTH: There is one voting group for Meritage Homes of Florida, Inc. and two voting groups for Greater Homes, Inc. entitled to vote on the Plan of Merger. The designation, number of outstanding shares and number of votes entitled to be cast by each voting group entitled to vote separately on the Plan of Merger are as follows:

Name of Corporation	Designation of Each Class or Series	Number of Shares Outstanding in Each Class or Series	Number of Shares Entitled to Vote in Each Class or Series
Meritage Homes of Florida, Inc.	Common	1,000	1,000

Greater Homes, Inc.	Class A Common	10,000	10,000
Greater Homes, Inc.	Class B Common	10,000	10,000

SEVENTH: The total number of votes cast for and against the Plan of Merger by the holders of the common stock (the only class of stock of the respective corporations issued, outstanding and entitled to vote), which vote was by unanimous written consent as permitted by Sections 607.0704 of the Florida Statutes with respect to the Surviving Corporation, are as follows:

Name of Corporation	Shares Voted For	Shares Voted Against
Meritage Homes of Florida, Inc.	1,000	0

Greater Homes, Inc.	10,000	0
Greater Homes, Inc.	10,000	0

EIGHTH: As to each of the corporations that are party to the Merger, the number of votes cast for the Plan of Merger by each voting group entitled to vote thereon was sufficient for approval by that voting group and the date of such vote and the adoption of the Plan of Merger by the shareholders of the corporations party to the Merger was September 22, 2008.

IN WITNESS WHEREOF, the undersigned have hereunto set their hand this 22nd day of September 2008.

MERITAGE HOMES OF FLORIDA, INC.

By:	/s/ C. Timothy White
Name:	C. Timothy White
Title:	Executive Vice President, General Counsel and Secretary

By:	/s/ Larry W. Seay
Name:	Larry W. Seay
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

GREATER HOMES, INC.

By:	/s/ C. Timothy White
Name:	C. Timothy White
Title:	Executive Vice President, General Counsel and Secretary

By:	/s/ Larry W. Seay
Name:	Larry W. Seay
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

EXHIBIT A

PLAN OF MERGER

(see attached)

PLAN OF MERGER

1. Names of Merging Companies. This Plan of Merger (“Plan of Merger”) sets forth the terms and conditions for the merger (the “Merger”) of Meritage Homes of Florida, Inc., an Arizona corporation (the “Merging Corporation”), with and into Greater Homes, Inc., a Florida corporation (the “Surviving Corporation,” and, together with the Merging Corporation, the “Constituent Corporations”).

2. Terms and Conditions of Merger. The terms and conditions of the Merger are as follows:

a. The Merger Purposes and Effects of the Merger: On the Effective Date (as defined below), the Merging Corporation will be merged with and into the Surviving Corporation in accordance with, and with the effect provided in, Section 607.1101 and Section 607.1106 of the Florida Statutes; the separate existence of the Merging Corporation will cease; the Surviving Corporation will continue in existence as a Florida corporation and will succeed to all of the assets, rights, privileges, immunities and properties of the Merging Corporation; and the Surviving Corporation will be responsible and liable for all of the debts, liabilities and obligations of the Merging Corporation. All of the issued and outstanding shares of common stock of the Merging Corporation are owned by Meritage Homes Corporation, a Maryland corporation (the “Parent Corporation”). The Merging Corporation in turn owns all of the issued and outstanding shares of common stock of the Surviving Corporation. The Constituent Corporations have determined it is in the best interests of the Constituent Corporations and their shareholders to effect the Merger, which is anticipated to result in administrative conveniences and operational efficiencies. The sole shareholder of the Merging Corporation (Parent Corporation) will receive, as consideration for the surrender of its shares in the Merging Corporation, 100% of the outstanding shares of the Surviving Corporation. As a result of the Merger, all of the assets and all of the liabilities will be treated as transferred to or assumed by the Surviving Corporation. The Constituent Corporations intend that the Merger will be treated as an “A” reorganization under section 368(a)(1)(A) of the Internal Revenue Code, as amended. Without limiting the foregoing, on and after the Effective Date, the Surviving Corporation shall possess all of the rights, privileges, powers and franchises, of a public as well as of a private nature, and be subject to all the restrictions, disabilities, liabilities and duties of each of the Constituent Corporations; and all property, real, personal and mixed, and all and every other interest belonging to each of the Constituent Corporations shall be vested in the Surviving Corporation and shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested, by deed or otherwise, in either of the Constituent corporations shall not revert or be in any way impaired, but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired; and all debts, liabilities, and duties of the Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts and liabilities had been incurred by it. Any action or proceeding, whether civil, criminal, or administrative, pending by or against either of the Constituent Corporations may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted as a party in such action or proceeding in place of the Merging Corporation.

b. Articles of Incorporation. No changes will be made in the Articles of Incorporation of the Surviving Corporation in connection with the Merger and the Articles of Incorporation of the Surviving Corporation will continue to be its Articles of Incorporation on and after the Effective Date of the Merger until further amended according to law.

c. Bylaws. No changes will be made in the Amended and Restated Bylaws of the Surviving Corporation in connection with the Merger and the Amended and Restated Bylaws of the Surviving Corporation, as heretofore amended, will continue to be its Bylaws on and after the Effective Date until further amended according to the provisions thereof and applicable law.

d. Officers and Directors. The directors and officers of the Surviving Corporation immediately prior to the effectiveness of the Merger shall continue to be the directors and officers of the Surviving Corporation on and after the Effective Date in their same capacities and with their same responsibilities and authorities, until changed according to the provisions of applicable law and of the Surviving Corporation’s Articles of Incorporation and Bylaws.

3. Manner and Basis of Converting Shares. On the Effective Date (i) the issued and outstanding shares of common stock of the Merging Corporation held by the Parent Corporation will be surrendered and cancelled, (ii) the shares of common stock of the Surviving Corporation held by the Merging Corporation will be surrendered and cancelled and one share of Class A common stock of the Surviving Corporation will be issued to the Parent Corporation for each share of common stock of the Merging Corporation surrendered by the Parent Corporation and cancelled, and (iii) the Parent Corporation will thereby become the sole shareholder of the Surviving Corporation.

4. Effective Date of the Merger. The Merger will be effective on September 30, 2008 at 11:59 p.m. Eastern standard time (the “Effective Date”).

5. Further Assurances. If at any time after the Effective Date, the Surviving Corporation deems it necessary or advisable that any further assignments or assurances in are required to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to, and possession of, any property or right of the Merging Corporation required or to be required as a result of the Merger, the Surviving Corporation and its proper officers and directors shall execute and deliver any deed, assignment or other document and take any such other action as may be required and such proper officers and directors are fully authorized in the name and on behalf of the Merging Corporation or otherwise to take any and all such action.

6. Termination. This Plan of Merger may be terminated and the Merger may be abandoned by mutual consent of the respective Boards of Directors of the Constituent Corporations at any time prior to the Effective Date.

7. Amendment. This Plan of Merger may be amended by the parties hereto by action taken or authorized by their respective Boards of Directors if any time before or after approval of the matters presented in connection with the Merger by the shareholders of the Constituent Corporations. The Plan of Merger may not be amended except by an instrument in writing signed on behalf of all the parties hereto.

8. Headings. The headings in this Plan of Merger are inserted for convenience only and shall not constitute a part hereof.

MERITAGE HOMES OF FLORIDA, INC.

By:	/s/ C. Timothy White
Name:	C. Timothy White
Title:	Executive Vice President, General Counsel and Secretary

By:	/s/ Larry W. Seay
Name:	Larry W. Seay
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

GREATER HOMES, INC.

By:	/s/ C. Timothy White
Name:	C. Timothy White
Title:	Executive Vice President, General Counsel and Secretary

By:	/s/ Larry W. Seay
Name:	Larry W. Seay
Title:	Executive Vice President, Chief Financial Officer and Assistant Secretary

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION

OF

GREATER HOMES, INC.

Pursuant to the provisions of Sections 607.1003 and 607.1006 of the Florida Statutes, GREATER HOMES, INC, a Florida corporation (the “Corporation”), adopts the following Articles of Amendment to its Articles of Incorporation:

1. The name of the Corporation is GREATER HOMES, INC.

2. The original Articles of Incorporation for the Corporation were filed on June 21, 1965, and assigned Charter No. 294159, which were further amended on August 27, 1985; on January 3, 1991; on December 31, 1992; on August 27, 1998; on April 12, 1999; on September 13, 2002; and on May 19, 2005; respectively.

3. By written consent executed on October 1, 2008, by the shareholders and directors of the corporation, the shareholders and directors have approved, authorized and directed that the Articles of Incorporation be amended to change the name of the corporation to “MERITAGE HOMES OF FLORIDA, INC.” The amendment was approved by the shareholders of the corporation and the number of votes cast for approval was sufficient.

4. Article I of the Articles of Incorporation is hereby amended to read as follows:

ARTICLE I – NAME:

The name of this corporation shall be MERITAGE HOMES OF FLORIDA, INC.

IN WITNESS WHEREOF, the Executive Vice President, General Counsel and Secretary of the corporation has executed these Articles of Amendment this 1st day of October, 2008, on behalf of the corporation.

GREATER HOMES, INC., a Florida corporation

By:	/s/ C. Timothy White
Name:	C. Timothy White
Title:	Executive Vice President, General Counsel and Secretary

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION

OF

MERITAGE HOMES OF FLORIDA, INC.

Pursuant to the provisions of Sections 607.1003 and 607.1006 of the Florida Statutes, MERITAGE HOMES OF FLORIDA, INC., a Florida corporation (the “Corporation”), adopts the following Articles of Amendment to its Articles of Incorporation:

1. The name of the Corporation is MERITAGE HOMES OF FLORIDA, INC.

2. The original Articles of Incorporation for the Corporation were filed on June 21, 1965, and assigned Charter No. 294159, which were further amended on August 27, 1985; on January 3, 1991; on December 31, 1992; on August 27, 1998; on April 12, 1999; on September 13, 2002; on May 19, 2005; and on October 1, 2008; respectively.

3. By written consent executed on April 12, 2010, by the shareholders and directors of the corporation, the shareholders and directors have approved, authorized and directed that the Articles of Incorporation be amended to modify Article II of the Articles of Incorporation as set forth herein. The amendment was approved by the shareholders of the corporation and the number of votes cast for approval was sufficient.

4. Article II of the Articles of Incorporation is hereby amended to read as follows:

ARTICLE II – PURPOSE

The general purpose of this corporation shall be the transaction of any and all lawful business. This corporation shall have all the powers enumerated in the Florida Business Corporation Act, as the same now exists and as hereafter amended, and all such other powers as are permitted by applicable law.

IN WITNESS WHEREOF, the Executive Vice President, General Counsel and Secretary of the corporation has executed these Articles of Amendment this 12th day of April, 2010, on behalf of the corporation.

MERITAGE HOMES OF FLORIDA, INC., a Florida corporation

By:	/s/ C. Timothy White
Name:	C. Timothy White
Title:	Executive Vice President,
General Counsel and Secretary